Exhibit 10.2

US INVESTOR SUBSCRIPTION AGREEMENT & PURCHASER QUESTIONNAIRE

THIS NOTE SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of the date as indicated at the signature page, is made by and between Wins Finance Holdings Inc., a Cayman Island corporation with principal executive office located at No. 58 Jianguo Road, Chaoyang District Beijing 100024, People’s Republic of China (the "Company") and the subscriber(s) identified on the signature page hereto (each a “Subscriber,” collectively, the “Subscribers”) relating to the Company’s offering of up to $12,000,000 of its 4% Convertible Promissory Notes (the “Offering”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and Section 4(a)(2) of the Securities Act;

WHEREAS, the Subscribers wish to purchase and acquire from the Company, and the Company desires to issue and sell to the Subscribers, 4.0% Convertible Promissory Notes (each a “Note” and together the "Notes") in substantially the form of Exhibit A, attached hereto, in the principal amounts indicated on the signature page to this Agreement (the “Purchase Price”). The Notes are collectively referred to as the "Securities."

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Purchase and Sale.

(a)	Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to sell, assign, transfer and deliver to Subscriber, and Subscriber hereby irrevocably agrees to purchase and accept delivery from the Company, the Note in substantially the form of Exhibit A. In consideration thereof, the Subscriber shall deliver the Purchase Price in immediately available funds by personal or business check or money order made payable to the Company.

(b)	The closing of the purchase and sale of the Notes (the “Closing”) shall take place as soon as practicable following receipt of the Purchase Price (or such later date as is mutually agreed to by the Company and the Subscriber(s)). There may be multiple Closings (the date of any such Closing is hereinafter referred to as a “Closing Date”). Each Closing shall occur on a Closing Date at the Company’s office (or such other place as is mutually agreed to by the Company and the Subscriber(s)).

2.	Acceptance of Subscription. The Subscriber acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed by an authorized signatory on its behalf. The Agreement either will be accepted or rejected, in whole or in part, as promptly as practical after receipt. The Subscriber agrees that subscriptions need not be accepted in the order they are received by the Company. Upon rejection of this Agreement for any reason, all items received with this Agreement will be returned to the Subscriber without deduction for any fee, commission or expense and without interest with respect to any money received, and this Agreement shall be deemed to be null and void and of no further force or effect. If the Company rejects any Subscriber’s subscription, such Subscriber will return to the Company any documents the Company has provided to any such Subscriber for the purpose of evaluating the Offering.

3.	Representations, Warranties and Covenants of Subscriber. Each Subscriber hereby represents, warrants and agrees with the Company (either in their individual capacity or as an authorized representative of an entity, as applicable), that:

(a)	if an individual, Subscriber is a bona fide resident of the state set forth on the signature page of this Agreement, over 21 years of age, and legally competent to execute this Agreement; if an entity, the person executing this Agreement on the Subscriber’s behalf represents that the Subscriber is duly organized under the laws of the state set forth on the signature page of this agreement, is validly existing, and has the full power and authority to execute this Agreement, which will then be legal, valid and binding;

(b)	the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as indicated by Subscriber’s responses to the questions contained in the Prospective Purchaser Questionnaire attached hereto and that the Subscriber is able to bear the economic risk of an investment in the Securities;

(c)	the Subscriber has been furnished and has read all written materials provided by the Company relating to the Company, the Company’s public filings at www.SEC.gov, the Company’s operations, and any other matters relating to the Offering, including but not limited to the Confidential Private Placement Memorandum attached hereto (all such materials, hereinafter collectively called the "Offering Materials") which have been requested; the Company has answered all inquiries that the Subscriber has put to the Company relating thereto; and the Subscriber has been afforded the opportunity to obtain any additional information, to the extent the Company possessed such information or were able to acquire it without unreasonable effort or expense, necessary (A) to verify the accuracy of the information set forth in the Offering Materials; and (B) to evaluate the merits and risks of purchasing the Securities;

(d)	the Subscriber has carefully reviewed and understands the various risks of an investment in the Securities and has made such independent investigation and evaluation of the statements made in the Offering Materials and all other written materials provided to the Subscriber by the Company with respect to the Company’s financial condition, properties, business and prospects as the Subscriber deems necessary to make an informed decision to purchase the Securities; the Subscriber’s decision to purchase the Securities has been made on the basis of such investigation and evaluation; in making such decision the Subscriber has relied exclusively on the written statements with respect to any such matters or otherwise with respect to the Company which are contained in the Offering Materials, and which have been independently investigated and evaluated by the Subscriber;

(e)	the Subscriber has completed the Confidential Purchaser Questionnaire attached hereto; the Subscriber confirms the statements made therein are true on the date hereof, and Subscriber acknowledges that the statements and representations made by Subscriber therein and in this Agreement have been relied upon by the Company in offering to sell the Securities to the Subscriber; Subscriber further agrees to indemnify and hold harmless the Company and its respective officers, directors and shareholders, from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur, by reason of any breach of any of the statements or representations made by Subscriber contained herein or therein;

(f)	the Subscriber understands that there is no public market for the Securities, and that no market may develop for the Securities. Subscriber understands that even if a public market develops for such Securities, Rule 144 ("Rule 144") promulgated under the Securities Act requires for non-affiliates, among other conditions, a six-month or one-year holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. Subscriber understands and hereby acknowledges that, except as set forth in the Offering Materials, the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or "blue sky" laws;

(g)	the Subscriber realizes that that the Securities are "restricted securities" and Subscriber will not be able to readily resell any of the Securities because none of the Securities have been registered under the Securities Act, or any state securities laws, and, therefore, the Securities can be sold only if they are subsequently registered under the Securities Act or an exemption from registration is available;

(h)	the Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

"THE SECURITIES REPRESENTED HEREBY OR ISSUABLE UPON THE CONVERSION OR EXERCISE THEREOF, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY LAWS," AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

(i)	the Subscriber understands that the Company has the absolute right to refuse to consent to transfer or assignment of any Securities if that transfer or assignment does not comply with applicable state and federal securities laws;

(j)	the Subscriber understands that the Offering is intended to be a non-public offering in accordance with section 4(a)(2) of the Securities Act, and Regulation D ("Regulation D") and Regulation S ("Regulation S") promulgated under the Securities Act, that no aspect of the Offering as been reviewed by the United States Securities and Exchange Commission or the securities regulatory authorities of any state and that none of the Offering Materials nor any other written materials furnished by the Company and used in connection with the Offering has been reviewed by any federal or state securities regulatory bodies or authorities;

(k)	the Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement;

(l)	the Securities are being purchased for the Subscriber’s own account, for investment, and not with a view to distribution; Subscriber is not participating, directly or indirectly, in an underwriting of any such distribution or other transfer; Subscriber does not now have reason to anticipate any change in its circumstances or any other particular occasion or event which would cause Subscriber to sell the Securities (or the components thereof); Subscriber has substantial experience in making decisions of this type or is relying on its own qualified advisor in making the investment decision; and Subscriber understands that the Company is relying upon the truth and accuracy of this representation and warranty;

(m)	neither the Company nor any person acting on the Company’s behalf has made any representations to Subscriber except as contained in the Offering Materials; and in making its decision to purchase the Securities Subscriber has subscribed for, Subscriber has not relied on any representations or information other than those which Subscriber has independently investigated and verified to its satisfaction;

(n)	the Subscriber understands that this subscription may be accepted or rejected, in whole or in part, by the Company in its sole and absolute discretion;

(o)	all the information that Subscriber heretofore furnished to the Company, or that is set forth in this Agreement or the related Confidential Purchaser Questionnaire, with respect to Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in that information prior to receipt of the Securities, Subscriber will immediately furnish the Company with revised or corrected information;

(p)	the Subscriber is able to bear the substantial economic risk of an investment in the Securities and currently can afford a complete loss of that investment; Subscriber’s overall commitment in investments that are not readily marketable is reasonable in relation to its net worth; and

(q)	if an entity, the Subscriber has not been organized for the specific purpose of acquiring the Securities being offered.

(r)	the Subscriber agrees that it will not sell, assign, transfer, pledge or otherwise dispose of any of the Securities, or any components thereof, except in compliance with all conditions on transfer imposed by the Securities Act and by "Blue Sky" or securities laws of any state, and Subscriber will be fully responsible for complying with all such conditions; and

(s)	the Subscriber will execute such other documents as may be necessary to complete the transactions contemplated hereby, including, without limitation, the Confidential Purchaser Questionnaire, and the Subscriber will be bound by all of the terms of any such documents and will perform all of Subscriber’s obligations thereunder with respect to the Securities being purchased; and

(t)	the Subscriber is entering into this Agreement by signing the attached "individual subscription" or "entity subscription," signature page, as applicable, on the date indicated thereon. By so doing the Subscriber is agreeing to purchase the principal amount of Notes stated thereon and is agreeing to all the terms of this Agreement. Subscriber is enclosing with this Agreement a bank wire or check payable to the order of the Company’s Escrow Agent in full payment of Subscriber’s subscription, or has sent to the Company’s Escrow Agent that payment by wire transfer of immediately available funds.

(u)	the Subscriber is aware, and hereby acknowledges and understands that Martel Capital, LLC is the placement agent for the Offering and as compensation for its services in such capacity shall receive a gross commission equal to 1% of the gross proceeds of the Offering.

4.	Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Subscriber as of the Closing that:

(a)	Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of or in default under of any of the provisions of its Memorandum and Articles of Association (the “Memorandum and Articles”). The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Notes or this Agreement (together, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), each constitute a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)	Authorization; Enforcement. The Company has the requisite company power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, including the issuance of and the Company’s performance under, the Notes. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, or its officers, directors or shareholders in connection herewith or therewith. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)	Capitalization. The authorized, issued and outstanding equity capital of the Company is as set forth in the Memorandum and all issued and outstanding ordinary shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Memorandum, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any equity capital of the Company. Except as set forth in the Memorandum and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the equity capital of the Company pursuant to the Company’s Memorandum and Articles or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

(d)	No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s Memorandum and Articles or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of the Transaction Documents, except any notices of sale required to be filed with the SEC under Regulation D of the Securities Act and such post-Closing filings as may be required under applicable state securities laws, all of which will be timely filed within the applicable periods therefor.

(f)	Registration Rights. Immediately after the Termination, as defined in the Memorandum, the Company will provide to each Investor in the Offering a Selling Security Holder Questionnaire in the form of Appendix C to the Memorandum. Upon the Company's receipt of executed and completed Selling Security Holder Questionnaires from each Investor in the Offering, the Company will use commercially reasonable efforts to file, within 30 days after receipt of all of the completed and executed Questionnaires, a shelf registration statement on Form F-1 or a comparable available form (the “Shelf Registration Statement”) for the registration for resale under Rule 415 of the Securities Act, in accordance with the terms of a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form of Exhibit B to Appendix A to the Memorandum, of the ordinary shares, $0.0001 par value (“Ordinary Shares), into which the Notes are convertible and to cause the Shelf Registration Statement to be declared effective by the Securities and Exchange Commission within 120 days after the receipt of the completed and executed Questionnaires. In the event of a full review of the Registration Statement by the staff of Securities and Exchange Commission, the target effective date will be extended by an additional 30 days.

(g)	Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(h)	Compliance. The Company is not: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(i)	Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(j)	Title to Assets. The Company has good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company is in compliance.

(k)	Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(l)	Solvency. Based on the consolidated financial condition of the Company as of the Closing, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no actual knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year.

(m)	Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Subscribers’ purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(n)	Intellectual Property. The Company has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has not received, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person or entity, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)	No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with rules and guidance of the Commission, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Subscribers in connection with the sale of the Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

(p)	The Securities and Ordinary Shares. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be fully paid and free and clear of any liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Ordinary Shares issuable upon conversion of the Securities are duly authorized and, when issued upon conversion of the Securities in accordance with their terms, will be fully paid and nonassessable, free and clear of any liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents

5.      Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Notes to the Subscriber(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)	The Subscribers shall have executed this Agreement.

(b)	The Subscribers shall have delivered to the escrow agent the Purchase Prices for the Notes by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c)	The representations and warranties of the Subscribers contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing Date.

6.      Conditions to the Subscriber’s Obligation to Purchase. The obligation of the Subscriber(s) hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(a)	The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(b)	The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Notes, all of which shall be in full force and effect.

(c)	The Company shall have executed and delivered to the Subscribers the Notes in the respective amounts set forth on the signature pages of the Subscribers affixed hereto.

7.	Miscellaneous.

(a)	All notices or other communications given or made under this Agreement must be in writing and be delivered by hand or by express courier to the Company or the Subscriber(s) at the respective addresses set forth herein, and will be deemed to have been given or delivered on the date of delivery. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

(b)	All matters arising under this Agreement, including without limitations tort claims, are governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

(c)	This Agreement, the Notes, and any other document or agreement executed in connection with the transactions contemplated hereunder constitutes the entire understanding between the parties with respect to the subject matter of this Agreement and may be amended only by a writing executed by the Company and the Subscriber(s). Neither this Agreement nor any of Subscriber’s rights under this Agreement may be transferred or otherwise assigned hereunder.

(d)	Unless this Agreement is rejected, the Subscriber’s obligations hereunder will not be terminated upon the occurrence of any event (whether by operation of law or otherwise), including, if the Subscriber is an individual, without limitation, the death, occurrence of disability, or declaration of incompetency of such individual Subscriber, and this Agreement (including the representations and warranties contained herein) will bind the Subscriber’s successors, legal representatives, heirs, and distributees.

(e)	If requested at any time by the Company, the Subscriber will promptly supply such information regarding the Subscriber as may be necessary for inclusion in any registration, qualification, application or other filing to be made at any time hereafter on the Company’s behalf. The Subscriber shall furnish such information to the Company, as the Company deems necessary to satisfy itself that the Subscriber may legally purchase the Securities.

(f)	If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(g)	This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(h)	The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE AND OTHER LAWS. THE SECURITIES OFFERED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH STATE AND OTHER LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES OFFERED HEREUNDER NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

[Signature page to follow]

ENTITY SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Principal Amount and Purchase Price (Check Enclosed or Wire to Be Sent)

$8,500,000

Printed Name & Address of Principal Place of Business	State of Organization (if different from State of Principal Place of Business)
Bluesky LLC _______________________________________	Delaware

FORM OF OWNERSHIP- Check type of Subscriber.

___X__	TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement).
______	PARTNERSHIP (Please include copy of the Partnership agreement authorizing signature).
______	CORPORATION (Please include certified corporate resolution(s) authorizing signature and purchase of Securities).
______	OTHER (Please specify and include copy of document authorizing signature).

The undersigned trustee, partner or officer represents that he has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this agreement Signature Page on behalf of the entity and that investment in the Securities is not prohibited by the governing documents of that entity.

Dated: December 28, 2015	Bluesky LLC
(Name of Entity)

N/A	By:	/s/ Jianming Hao
Taxpayer Identification Number	(Trustee, partner or authorized Corporate officer)

	Name & Title:	Jianming Hao, Manager

[INDIVIDUAL SUBSCRIBER SIGNATURE PAGE TO FOLLOW]

INDIVIDUAL SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER – N/A

Name of Subscriber: ____________________________N/A__________________________________

Address: _____________________________________ N/A___________________________________

_____________________________________________N/A___________________________________

_____________________________________________N/A___________________________________

(Signature)

By: N/A____________________________________________________________________________

Dated: _N/A____________, _________

Aggregate Purchase Price: $___N/A

[COMPANY SIGNATURE PAGE TO FOLLOW]

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Subscription accepted as of

Dec. 28, 2015

Wins Finance Holdings Inc.

By: /s/ Richard Xu

Name: Richard Xu

Title: President

APPENDIX A

FORM OF REGISTRATION RIGHTS AGREEMENT

Immediately after the Termination, as defined in the Memorandum, the Company will provide to each Investor in the Offering a Selling Security Holder Questionnaire in the form of Appendix B to the Memorandum. Upon the Company's receipt of executed and completed Selling Security Holder Questionnaires from each Investor in the Offering, the Company will use commercially reasonable efforts to file within 30 days after receipt of all of the completed and executed Questionnaires a shelf registration statement on Form F-1 or a comparable available form (the “Shelf Registration Statement”) for the registration for resale under Rule 415 of the Securities Act of the ordinary shares, $0.0001 par value (“Ordinary Shares) into which the Notes are convertible (the “Note Shares”) and to cause the Shelf Registration Statement to be declared effective by the Securities and Exchange Commission within 120 days after the receipt of the completed and executed Questionnaires. In the event of a full review of the Registration Statement by the staff of Securities and Exchange Commission, the target effective date will be extended by an additional 30 days.

The Company will promptly give to each registered holder of the Note or Notes Shares (each, a “Holder’), written notice thereof (a “Registration Notice”), which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and

All expenses incurred in connection with any registration or qualification of Note Shares, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, expenses of special audits incidental to or required by such registration shall be borne by the Company, provided, however that the Company shall not be required to pay underwriters' discounts or commissions, or stock transfer taxes relating to the Note included in such Registration Statement.

In connection with the request of any Holder to have its Note included in any Registration Statement, the Company shall be entitled to require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the SEC, the natural persons thereof that have voting and dispositive control over such shares.

In connection with the Company’s registration obligations hereunder, the Company shall notify the Holders of Note Shares included in any Registration Statement of the following: (i) that the Registration Statement has been declared effective, and provide such Holders with copies of the prospectus included in the Registration Statement , as the same may be amended or supplemented from time to time (the “Prospectus”); (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, such document will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the sole judgment of the Company, renders the continued availability of a Registration Statement or Prospectus, as the case may be, contrary to the best interests of the Company. Upon the occurrence of any event contemplated by this paragraph, as promptly as reasonably practicable under the circumstances, prepare a an amendment, or a post-effective amendment, as the case may be, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required documents necessary to ensure that neither such a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, in complying with the aforementioned obligation, the Company shall be entitled to take into account its own good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event. In the event that the Company shall notify the Holders in accordance with clauses (iii) through (vi) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall promptly suspend use of such Prospectus upon receipt of such notification; provided, however, that the Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as reasonably practicable.